UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2003

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 651-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Disclosure (Information furnished pursuant to Item 11, “Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans”).

On April 21, 2003, BJ’s Wholesale Club, Inc. (the “Registrant”) sent a notice to its directors and executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to future transition and blackout periods under the Registrant’s 401(k) savings plans due to a planned change in the record keeper for the Registrant’s 401(k) savings plans. The notice to this effect is attached hereto as Exhibit 99 and is incorporated herein by reference. The Registrant is filing this Current Report on Form 8-K to disclose the information required by Item 11 (Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans) of Form 8-K. The date that the Registrant received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 was April 15, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99	Notice to Members of the Board of Directors and Executive Officers of BJ’s Wholesale Club, Inc., dated April 21, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’s WHOLESALE CLUB, INC.

Date: April 21, 2003	By:	/s/ MICHAEL T. WEDGE
Michael T. Wedge President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Notice to Members of the Board of Directors and Executive Officers of BJ’s Wholesale Club, Inc., dated April 21, 2003